September 30, 2026
Consolidated
Financial Statements
(Unaudited)

NYSE: EIC

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Important Information

This report is transmitted to the shareholders of Eagle Point Income Company (“we”, “us”, “our” or the “Company”). This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company, as described in the prospectus. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2026. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. The Company does not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

About Eagle Point Income Company

The Company is a diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 35% of its total assets in CLO equity securities. The Company may also invest in other securities consistent with its investment objectives, including portfolio debt securities, infrastructure credit, regulatory capital relief transactions, asset-backed securities and other credit instruments. The Company is externally managed and advised by Eagle Point Income Management LLC.

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.eaglepointincome.com), press releases and other public disclosures.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2026 (UNAUDITED)

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statement of Assets and Liabilities
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $385,240,834)	$331,725,425
Derivative contracts, at fair value	94,557
Cash and cash equivalents	4,258,671
Restricted cash	50,000
Interest receivable	14,570,048
Prepaid expenses	812,433
Excise tax refund receivable	51,412
Due from affiliates	4,123
Total Assets	$351,566,669

LIABILITIES
Term preferred shares, at fair value (1,521,649 shares issued and outstanding) (Note 7)	38,010,640
Investments sold under participation agreements, at fair value (Note 2)	5,589,448
Derivative contracts, at fair value	84,044
Borrowing under credit facility (less unamortized deferred financing costs of $540,195)	18,959,805
Unfunded investment commitments, at fair value	5,599
Management fees payable	730,869
Interest expense payable	211,427
Professional fees payable	152,078
Administration fees payable	142,028
Deferred tax liability	96,062
Trustees’ fees payable	63,750
Other expenses payable	962
Total Liabilities	64,046,712

TEMPORARY EQUITY (Note 2)
Convertible Perpetual Preferred Shares (88,095 shares issued and outstanding) (Note 7)	2,067,088

COMMITMENTS AND CONTINGENCIES (Note 8)

NET ASSETS applicable to common shares, unlimited shares authorized, 23,043,757 shares issued and outstanding	$285,452,869

NET ASSETS consist of:
Paid-in capital	$372,103,862
Aggregate distributable earnings (losses)	(86,596,743)
Accumulated other comprehensive income (loss)	(54,250)
Total Net Assets	$285,452,869
Net asset value per share of common shares	$12.39

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Investments, at Fair Value - 116.21% of Net Assets
Collateralized Loan Obligation Debt - 62.86% of Net Assets[6]
Structured Finance
United States
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.38% (3M SOFR + 4.65%, due 1/21/2035)	1/24/2025	$5,000,000	$5,000,171	$4,119,309
AGL CLO 23 Ltd.	Secured Note - Class E-R, 8.43% (3M SOFR + 4.70%, due 4/20/2038)	3/14/2025	5,000,000	4,890,976	4,375,632
AGL CLO 39 Ltd.	Secured Note - Class E, 8.23% (3M SOFR + 4.50%, due 4/20/2038)	2/28/2025	1,100,000	1,100,000	1,081,556
AMMC CLO 25, Limited	Secured Note - Class E-R-2, 10.05% (3M SOFR + 6.30%, due 10/15/2038)	9/10/2025	5,000,000	5,000,000	4,929,821
Ares LIX CLO Ltd.	Secured Note - Class E, 10.32% (3M SOFR + 6.51%, due 4/25/2034)	1/05/2023	3,700,000	3,702,686	3,608,140
Ares Loan Funding IX, Ltd.	Secured Note - Class E, 8.75% (3M SOFR + 5.00%, due 3/31/2038)	3/03/2025	3,500,000	3,500,000	3,471,152
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 10.59% (3M SOFR + 6.75%, due 10/28/2034)	11/05/2024	2,000,000	2,000,000	1,923,023
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 9.67% (3M SOFR + 5.86%, due 4/26/2031)	10/04/2018	1,050,000	1,045,890	989,345
Carlyle US CLO 2020-2, Ltd.	Secured Note - Class D-R-2, 9.81% (3M SOFR + 6.00%, due 1/25/2035)	2/04/2026	500,000	490,935	471,772
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 10.48% (3M SOFR + 6.75%, due 1/20/2038)	12/04/2024	5,000,000	5,000,000	4,866,648
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.10% (3M SOFR + 7.35%, due 4/15/2035)	8/23/2024	2,250,000	2,236,221	2,140,551
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.23% (3M SOFR + 6.50%, due 4/20/2032)	11/26/2024	4,850,000	4,850,000	4,673,436
CBAM 2017-2, Ltd.	Secured Note - Class E-RR, 9.37% (3M SOFR + 5.68%, due 4/17/2039)	5/08/2026	6,500,000	6,370,757	6,206,546
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.23% (3M SOFR + 5.50%, due 1/20/2038)	2/05/2025	3,875,000	3,877,817	3,667,937
CIFC Funding 2017-III Ltd.	Secured Note - Class E-R, 10.38% (3M SOFR + 6.70%, due 4/20/2037)	4/16/2024	3,000,000	3,003,746	2,863,581
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 9.48% (3M SOFR + 5.75%, due 10/20/2037)	9/27/2024	800,000	800,000	798,162
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 8.48% (3M SOFR + 4.75%, due 4/19/2035)	1/29/2025	3,340,000	3,340,000	3,272,403
Dryden 123 CLO, Ltd.	Secured Note - Class E, 8.60% (3M SOFR + 4.85%, due 4/15/2038)	2/19/2025	5,000,000	5,000,000	4,980,175
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.16% (3M SOFR + 5.41%, due 1/15/2031)	10/04/2018	500,000	498,379	469,390
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.39% (3M SOFR + 6.66%, due 4/20/2034)	12/03/2024	5,010,000	4,907,193	4,856,201
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 10.76% (3M SOFR + 7.01%, due 7/15/2035)	4/10/2024	5,300,000	5,161,452	4,876,040
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 10.48% (3M SOFR + 6.75%, due 4/20/2037)	8/05/2024	5,000,000	5,000,747	4,935,862
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 8.55% (3M SOFR + 4.80%, due 4/17/2038)	3/12/2025	2,000,000	2,000,000	1,994,955
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 9.63% (3M SOFR + 5.90%, due 7/18/2037)	7/16/2025	5,000,000	4,948,482	4,751,761
Elmwood CLO VIII Ltd.	Secured Note - Class E-R, 9.98% (3M SOFR + 6.25%, due 4/20/2037)	7/29/2025	1,750,000	1,738,931	1,663,890
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 11.69% (3M SOFR + 7.96%, due 1/20/2033)	12/17/2019	3,000,000	2,979,010	3,010,539
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.08% (3M SOFR + 7.35%, due 10/22/2037)	8/06/2024	3,625,000	3,612,726	3,400,746
Green Lakes Park CLO, LLC	Secured Note - Class E-RR, 8.56% (3M SOFR + 4.75%, due 1/25/2038)	1/17/2025	5,000,000	4,951,820	4,293,308
Harbor Park CLO, Ltd.	Secured Note - Class E-R2, 8.98% (3M SOFR + 5.25%, due 1/20/2031)	10/06/2025	2,250,000	2,250,000	1,874,489
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 10.03% (3M SOFR + 6.30%, due 4/20/2035)	3/19/2024	5,004,000	4,897,027	4,193,315
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.16% (3M SOFR + 6.41%, due 7/15/2031)	3/19/2020	6,800,000	6,717,214	6,813,504
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.16% (3M SOFR + 7.41%, due 10/15/2034)	7/21/2021	5,000,000	4,930,032	4,773,456
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 10.00% (3M SOFR + 6.25%, due 1/15/2035)	12/10/2024	3,000,000	3,000,000	2,820,002
KKR CLO 49 Ltd.	Secured Note - Class E-R, 10.55% (3M SOFR + 6.82%, due 10/20/2037)	10/08/2024	1,925,000	1,893,448	1,827,668
Lake George Park CLO, Ltd.	Secured Note - Class E, 8.35% (3M SOFR + 4.60%, due 4/15/2038)	2/04/2026	1,350,000	1,340,282	1,313,652
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.35% (3M SOFR + 4.60%, due 4/15/2038)	3/07/2025	5,000,000	5,000,000	4,845,193
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 9.58% (3M SOFR + 5.85%, due 3/25/2038)	3/07/2025	2,375,000	2,375,000	2,034,387
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 9.88% (3M SOFR + 6.15%, due 10/20/2037)	11/01/2024	1,838,000	1,838,000	1,682,500
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 10.73% (3M SOFR + 7.00%, due 10/19/2038)	8/08/2024	2,300,000	2,300,000	2,305,024
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.33% (3M SOFR + 4.60%, due 10/20/2036)	2/14/2025	5,000,000	5,000,000	4,849,396
Octagon 51, Ltd.	Secured Note - Class E-R, 9.38% (3M SOFR + 5.65%, due 7/20/2034)	2/06/2025	2,200,000	2,200,000	2,055,372
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 10.98% (3M SOFR + 7.25%, due 10/20/2037)	8/06/2024	4,725,000	4,664,523	4,688,575
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.14% (3M SOFR + 7.39%, due 10/15/2033)	9/24/2021	5,000,000	4,876,546	4,491,596
Pikes Peak CLO 3	Secured Note - Class E-RR, 10.68% (3M SOFR + 6.87%, due 10/25/2034)	8/11/2022	2,625,000	2,593,986	2,625,131
RAD CLO 21, Ltd.	Secured Note - Class E-1R, 8.71% (3M SOFR + 4.90%, due 1/25/2037)	1/27/2025	3,250,000	3,195,283	3,206,484
RAD CLO 27, Ltd.	Secured Note - Class E, 9.05% (3M SOFR + 5.30%, due 1/15/2038)	12/11/2024	5,000,000	5,000,000	4,671,058
Regatta 31 Funding, Ltd	Secured Note - Class D, 8.71% (3M SOFR + 4.90%, due 3/25/2038)	2/21/2025	5,000,000	5,000,000	4,869,579
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 9.74% (3M SOFR + 6.01%, due 10/20/2030)	11/14/2017	190,772	190,787	183,307
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 9.84% (3M SOFR + 6.11%, due 5/20/2031)	10/04/2018	2,250,000	2,245,284	2,002,061
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 9.99% (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,967,921	4,401,862
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 10.48% (3M SOFR + 6.75%, due 10/21/2039)	11/21/2024	5,000,000	5,000,000	5,000,250
Tallman Park CLO Ltd.	Secured Note - Class E-R, 9.73% (3M SOFR + 6.00%, due 7/20/2038)	6/26/2025	2,000,000	2,000,000	1,824,627
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.24% (3M SOFR + 6.51%, due 4/20/2034)	9/24/2024	3,625,000	3,621,043	2,908,816
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.35% (3M SOFR + 4.60%, due 4/15/2034)	3/06/2025	5,000,000	5,000,000	4,480,408
Total Collateralized Loan Obligation Debt				189,104,315	179,433,593

Collateralized Loan Obligation Equity - 19.90% of Net Assets[7,8]
Structured Finance
United States
AMMC CLO 23, Limited	Subordinated Note (effective yield 14.11%, maturity 7/17/2038)	9/19/2025	5,000,000	2,968,450	2,118,708
AMMC CLO 30, Limited	Subordinated Note (effective yield 18.22%, maturity 4/15/2039)	11/01/2024	7,103,000	4,904,659	4,542,473
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 7.86%, maturity 7/25/2037)	2/04/2025	6,475,000	4,498,288	2,576,141
Ares Loan Funding VII, Ltd.	Subordinated Note (effective yield 7.46%, maturity 10/22/2037)	7/30/2025	7,500,000	5,008,228	2,956,603
Ares Loan Funding VIII, Ltd.	Subordinated Note (effective yield 10.54%, maturity 1/24/2038)	8/04/2025	7,018,000	4,982,484	3,862,332
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 15.58%, maturity 4/17/2039)[9]	9/24/2021	5,000,000	2,928,701	2,293,242
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 0.00%, maturity 4/25/2034)[14]	11/03/2021	4,000,000	76,103	49,744
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 1/18/2035)[13]	11/17/2021	5,000,000	2,494,941	369,750

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Collateralized Loan Obligation Equity - 19.90% of Net Assets[7,8] (continued)
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/21/2035)[13]	9/27/2023	3,000,000	1,585,081	438,165
Boyce Park CLO, Ltd.	Class M-2 Note (effective yield 63.56%, maturity 4/21/2035)	9/27/2023	17,678,572	155,913	57,080
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 9.06%, maturity 4/20/2038)	10/28/2021	8,205,000	5,107,150	3,369,481
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 9.58%, maturity 1/15/2038)	8/14/2024	5,000,000	2,255,410	1,128,741
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 4.89%, maturity 1/20/2038)	8/15/2023	6,279,700	3,847,359	2,044,725
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 5.30%, maturity 10/25/2039)	10/29/2024	3,803,855	4,066,843	2,290,253
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 7.04%, maturity 10/15/2037)	11/19/2024	5,000,000	3,201,497	2,057,127
CBAM 2018-8 Ltd.	Subordinated Note (effective yield 6.12%, maturity 7/15/2037)	2/05/2025	5,000,000	1,483,750	1,071,531
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 5.65%, maturity 7/15/2037)	11/01/2024	6,175,000	2,156,220	1,578,542
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 10.72%, maturity 7/16/2037)	12/02/2019	7,000,000	4,488,243	3,413,483
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 7.43%, maturity 7/16/2035)	10/23/2023	1,100,000	748,871	502,106
Clover CLO 2021-2, LLC	Subordinated Note (effective yield 10.65%, maturity 7/20/2038)	8/09/2023	2,350,000	1,453,046	756,761
Dryden 113 CLO, Ltd.	Income Note (effective yield 11.17%, maturity 10/15/2037)	7/30/2024	2,500,000	1,828,109	1,352,160
Lodi Park CLO, Ltd.	Income Note (effective yield 7.20%, maturity 7/21/2036)	11/13/2024	2,500,000	1,911,540	1,242,254
Madison Park Funding XXVIII Ltd.	Subordinated Note (effective yield 7.26%, maturity 1/15/2038)	5/13/2025	6,400,000	2,607,663	1,250,269
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 9.88%, maturity 4/15/2037)	3/11/2020	11,777,574	5,469,952	2,934,830
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 6.82%, maturity 10/20/2037)	1/10/2025	6,900,000	4,758,483	2,791,213
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 16.19%, maturity 4/15/2038)[9]	3/07/2025	5,414,000	4,026,860	3,592,783
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 1.92%, maturity 4/15/2037)	3/25/2024	8,250,000	3,998,565	1,533,598
RAD CLO 3, Ltd.	Subordinated Note (effective yield 5.24%, maturity 7/15/2037)[9]	7/22/2025	3,000,000	1,431,495	657,183
Reese Park CLO, Ltd.	Subordinated Note (effective yield 6.72%, maturity 1/15/2038)	5/08/2025	2,836,250	1,500,997	477,139
Reese Park CLO, Ltd.	Class M-2 Note (effective yield 84.13%, maturity 1/15/2038)	5/08/2025	3,687,125	4	69,709
Regatta XVIII Funding, Ltd.	Subordinated Note (effective yield 15.02%, maturity 4/15/2038)	9/05/2024	3,175,322	1,674,506	1,348,175
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 12.10%, maturity 7/25/2039)	11/13/2024	3,839,000	2,506,314	1,672,166
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, maturity 7/15/2032)[13]	5/21/2019	5,200,000	1,708,068	780
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/20/2035)[13]	8/15/2023	5,490,000	2,642,125	397,476
Total Collateralized Loan Obligation Equity				94,475,918	56,796,723

Loans and Notes - 16.67% of Net Assets[7]
Consumer Finance
Saudi Arabia
Tamara	Senior Secured Loan, Class A, 12.50% (due 9/30/2028)[11]	9/16/2026	$3,828,749	$3,828,749	$3,828,749
Equipment Finance
United States
EV Gen Set 1, LLC	Senior Secured Loan, 10.51% (3M SOFR + 6.75%, due 1/3/2028)[6,11]	9/24/2026	2,452,290	2,386,211	2,386,211
Financial Services
United States
Basepoint Rated Structure Fund I L.P.	Senior Secured Note, Class B, 13.76% (1M SOFR + 10.00%, due 7/30/2032)[6]	7/28/2026	5,096,213	4,881,977	4,922,942
Basepoint Rated Structure Fund I L.P.	Senior Secured Loan, Class B, 13.76% (1M SOFR + 10.00%, due 7/30/2032)[6]	7/28/2026	972,787	972,787	939,712
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.82% (3M SOFR + 9.75%, due 1/31/2031)[6,11]	12/18/2025	3,101,750	2,972,494	2,995,360
Total Financial Services				8,827,258	8,858,014
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 6/30/2027)[12,16]	12/31/2025	2,275,252	2,447,407	2,306,196
Micro Parent, LLC	Senior Secured Loan, 13.00% (due 4/29/2031)[11,12,16]	4/27/2026	2,851,202	2,211,157	2,176,893
Nexus Alpha I Intermediate LLC	Senior Secured Loan, Tranche A, 15.00% (due 7/30/2033)[12,15]	7/30/2026	34,419,191	27,835,801	27,810,705
Total Infrastructure				32,494,365	32,293,794
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class C Loan, 14.50% (due 7/13/2038)[12]	7/13/2023	223,713	221,476	224,426
Total Loans and Notes				47,758,059	47,591,194

Asset Backed Securities - 7.60% of Net Assets
Structured Finance
United States
CarMax Select Receivables Trust 2026-B	Class R Note (effective yield 17.43%, maturity 6/15/2033)[8]	7/23/2026	5,000	2,837,500	2,859,488
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 20.37%, maturity 11/10/2033)[8]	11/18/2025	3,301	1,585,189	1,526,654
Carvana Auto Receivables Trust 2026-P1	Class R Note (effective yield 14.95%, maturity 3/10/2034)[8]	3/10/2026	3,350	1,634,311	1,729,517
Carvana Auto Receivables Trust 2026-P2	Class R Note (effective yield 13.17%, maturity 6/12/2034)[8]	5/19/2026	2,907	1,404,010	1,458,388
Carvana Auto Receivables Trust 2026-P3	Class R Note (effective yield 13.47%, maturity 8/10/2034)[8]	8/18/2026	6,402	4,885,174	4,891,064
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Note (effective yield 11.89%, maturity 6/20/2049)[8]	3/17/2026	1,454,659	2,141,721	1,996,369
GreenSky Home Improvement Issuer Trust 2024-2	Class R Note (effective yield 14.82%, maturity 10/27/2059)[8]	8/18/2026	16,006	2,817,056	2,725,863
Prosper Credit Card 2026-1 Issuer LLC	Class F Note, 11.18% (due 7/15/2036)[12]	8/25/2026	3,356,000	3,340,483	3,361,229
Total United States				20,645,444	20,548,572
United Kingdom of Great Britain and Northern Ireland
Morglas ABS 2026-1 PLC	Class Z Note, 8.99% (SONIA + 5.25%, due 9/15/2040)[6]	7/10/2026	104,125	129,058	128,092
Morglas ABS 2026-1 PLC	Class R Note, 7.24% (SONIA + 3.50%, due 9/15/2040)[6]	7/10/2026	194,000	259,950	257,243
Morglas ABS 2026-1 PLC	Class Y Note (effective yield 17.76%, maturity 9/15/2040)[8]	7/10/2026	573,190	343,232	330,636
Morglas ABS 2026-1 PLC	Class X Note, 6.99% (SONIA + 3.25%, due 9/15/2040)[6]	7/10/2026	333,468	446,831	442,150
Total United Kingdom of Great Britain and Northern Ireland				1,179,071	1,158,121
Total Asset Backed Securities				21,824,515	21,706,693

Eagle Point Income Company and Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Collateralized Fund Obligation Equity - 3.69% of Net Assets[7,8]
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 20.56%, maturity 10/15/2036)	10/21/2024	4,072,000	4,072,000	2,132,122
ALP CFO 2025, L.P.	Subordinated Note (effective yield 24.69%, maturity 7/15/2037)	7/30/2025	3,612,000	3,612,000	2,719,825
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 17.35%, maturity 4/30/2037)[11]	7/21/2025	3,569,655	3,569,655	2,994,934
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 0.00%, maturity 7/13/2038)[13,17]	7/13/2023	509,984	509,984	91,211
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 0.00%, maturity 12/28/2035)[11,13,17]	7/03/2024	4,750,268	4,750,268	2,581,632
Total Collateralized Fund Obligation Equity				16,513,907	10,519,724

Equity Securities - 1.76% of Net Assets[7,17]
Financial Services
United States
Pasadena Private Lending, Inc.	Common Equity, Class A-2	12/18/2025	4,636	49,350	48,678
Infrastructure
United States
Nexus Alpha I Intermediate LLC	Common Equity, Non-Investor Units	7/30/2026	7,262,673	1,006,093	1,046,696
Nexus Alpha I Intermediate LLC	Common Equity, Investor Units	7/30/2026	27,163,936	3,763,000	3,914,867
Total Infrastructure				4,769,093	4,961,563
Total Equity Securities				4,818,443	5,010,241

Preferred Stock - 1.52% of Net Assets[7]
Financial Services
United States
NCS SPV LLC	Preferred Stock, Class A-1[11,17]	12/24/2025	—	21	21
NCS SPV LLC	Preferred Stock, Class A-2, 14.00% (due 12/22/2099)[11,12]	12/24/2025	2,092	2,091,865	2,091,870
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.00% (due 4/20/2031)[12,16]	10/17/2025	854	853,497	811,684
Pasadena Private Lending, Inc.	Preferred Stock, Class C-2, 10.00% (due 12/22/2031)[12]	12/18/2025	4,636	203,984	154,889
Infrastructure
United States
Micro Parent, LLC	Senior Preferred Equity[17]	4/28/2026	1,784,483	1,258,303	1,291,080
Total Preferred Stock				4,407,670	4,349,544

Regulatory Capital Relief Securities - 1.46% of Net Assets[7]
Banking
United States
Ally Bank Auto Credit-Linked Notes Series 2026-A	Credit Linked Note, Class G, 10.57% (due 3/15/2034)[12]	5/15/2026	2,409,698	2,409,698	2,424,711
US Bank C&I Credit-Linked Notes Series 2026-XOV1	Credit Linked Note, Class F, 12.15% (CD 1M SOFR + 8.50%, due 9/25/2033)[6]	8/28/2026	1,750,000	1,750,000	1,750,000
Total Regulatory Capital Relief Securities				4,159,698	4,174,711

Rated Feeder Fund Equity - 0.38% of Net Assets[7,8]
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 22.20%, maturity 9/3/2040)[11]	9/02/2025	1,200,000	1,200,000	1,091,274

Warrants - 0.20% of Net Assets[7,17]
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	10/20/2025	10,776	—	113,094
Infrastructure
United States
Heritage Energy Holdings, LLC	Warrants	12/31/2025	1,021,000	26,546	19,767
Micro Parent, LLC	Common Unit Warrant	4/28/2026	730,138	357,046	314,244
Micro Parent, LLC	Series C Unit Warrant	4/28/2026	423,791	133,444	117,445
Total Warrants				517,036	564,550

Royalties - 0.17% of Net Assets[7]
Infrastructure
United States
Micro Parent, LLC	Royalty Fee[17]	5/12/2026	10,215,520	461,273	487,178

Total investments, at fair value September 30, 2026				$385,240,834	$331,725,425

Liabilities, at Fair Value - (13.32)% of Net Assets
Preferred Shares - (13.32%) of Net Assets[10]
5.00% Series A Term Preferred Shares due 2026	Preferred Shares		$(38,041,225)	$(38,041,225)	$(38,010,640)

Eagle Point Income Company and Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Unfunded Investment Commitments - (0.00)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.82% (3M SOFR + 9.75%, due 01/31/2031)	12/18/2025	163,250	$—	$(5,599)

Total liabilities, at fair value as of September 30, 2026				$(38,041,225)	$(38,016,239)

Net assets above (below) fair value of investments and liabilities at fair value					(8,256,317)

Net Assets as of September 30, 2026					$285,452,869

1The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

2Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of September 30, 2026, the aggregate fair value of these securities is $331.7 million, or 116.2% of the Company’s net assets.

3Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 10 “Revolving Credit Facility” for further discussion.

4Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

5Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Trustees, in accordance with Rule 2a-5 under the 1940 Act.

6Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

7Classified as Level III investment. See Note 3 “Valuation of Investments” for further discussion.

8CLO equity, CFO equity, Rated Feeder Fund Equity and certain Asset Backed Securities are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2026, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 8.67%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 8.67%.

9Fair value includes the Company’s interest in fee rebates on CLO equity.

10The Company has accounted for its 5.00% Series A Term Preferred Shares due 2026 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred share is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

11This investment has an unfunded commitment as of September 30, 2026. See Note 8 “Commitments and Contingencies” for further discussion.

12Fixed rate investment.

13As of September 30, 2026, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

14As of September 30, 2026, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

15The Company sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Company recorded a liability titled “Investments sold under participation agreements, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities. As of September 30, 2026, this liability bears an interest rate of 14.00%.

16As of September 30, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.

17Investment is not an income producing security.

Reference Key:

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

GBP - British Pound

MXN - Mexican Pesos

CD - Compounded Daily

SONIA - Sterling Overnight Index Average

Eagle Point Income Company and Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Forward Currency Contracts, at Fair Value[1]
Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
USD	3,615,806	MXN	63,656,374	Barclays Bank PLC	09/29/2026	10/01/2026	$90,478
USD	1,505,020	GBP	1,131,528	Barclays Bank PLC	07/29/2026	10/30/2026	4,079
Total unrealized appreciation on forward currency contracts							$94,557

Unrealized depreciation on forward currency contracts
MXN	63,656,374	USD	3,601,808	Barclays Bank PLC	09/29/2026	10/01/2026	(76,490)
GBP	192,780	USD	262,559	Barclays Bank PLC	08/24/2026	10/30/2026	(6,842)
GBP	58,243	USD	77,857	Barclays Bank PLC	09/16/2026	10/30/2026	(598)
GBP	11,121	USD	14,866	Barclays Bank PLC	09/16/2026	10/30/2026	(114)
Total unrealized depreciation on forward currency contracts							$(84,044)

1See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Company.

Eagle Point Income Company and Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statement of Operations
For the nine months ended September 30, 2026
(expressed in US dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$44,404,455
Dividend income	44,225
Other income	558,843
Total Investment Income	45,007,523

EXPENSES
Interest expense	4,439,025
Management fees	3,500,022
Interest expenses on investments sold under participation agreements	1,369,558
Administration fees	530,585
Professional fees	493,141
Trustees’ fees	193,671
Tax expense	101,268
Deferred tax expense	29,595
Other expenses	593,419
Total Expenses	11,250,284

NET INVESTMENT INCOME	33,757,239

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(17,243,768)
Net realized gain (loss) on forward contracts	10,014
Net realized gain (loss) on foreign currency	(6,503)
Net change in unrealized appreciation (depreciation) on investments	(15,984,616)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,657,855
Net change in unrealized appreciation (depreciation) on forward currency contracts	10,513
NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,556,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,200,734

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Convertible Perpetual Preferred Shares	(85,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,114,864

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statement of Comprehensive Income
For the nine months ended September 30, 2026
(expressed in US dollars)
(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,114,864

OTHER COMPREHENSIVE INCOME (LOSS)[1]
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,427,829)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$687,035

1See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statements of Operations
(expressed in US dollars)
(Unaudited)

	For the three months ended September 30, 2026	For the six months ended June 30, 2026	For the nine months ended September 30, 2026
INVESTMENT INCOME
Interest income	$19,441,015	$24,963,440	$44,404,455
Dividend income	36,969	7,256	44,225
Other income	443,251	115,592	558,843
Total Investment Income	19,921,235	25,086,288	45,007,523

EXPENSES
Interest expense	620,896	3,818,129	4,439,025
Management fees	1,132,384	2,367,638	3,500,022
Interest expenses on investments sold under participation agreements	733,699	635,859	1,369,558
Administration fees	182,198	348,387	530,585
Professional fees	177,156	315,985	493,141
Trustees’ fees	64,645	129,026	193,671
Tax expense	51,268	50,000	101,268
Deferred tax expense	29,595	—	29,595
Other expenses	172,574	420,845	593,419
Total Expenses	3,164,415	8,085,869	11,250,284

NET INVESTMENT INCOME	16,756,820	17,000,419	33,757,239

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,436,164)	(15,807,604)	(17,243,768)
Net realized gain (loss) on forward contracts	10,014	—	10,014
Net realized gain (loss) on foreign currency	(6,503)	—	(6,503)
Net change in unrealized appreciation (depreciation) on investments	(10,439,030)	(5,545,586)	(15,984,616)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(233,285)	1,891,140	1,657,855
Net change in unrealized appreciation (depreciation) on forward currency contracts	10,513	—	10,513
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,094,455)	(19,462,050)	(31,556,505)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Convertible Perpetual Preferred Shares	(78,682)	(7,188)	(85,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,583,683	$(2,468,819)	$2,114,864

Note: The above Consolidated Statement of Operations represents the three months ended September 30, 2026, the six months ended June 30, 2026 and the nine months ended September 30, 2026 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statements of Operations
(expressed in US dollars)
(Unaudited)

	For the nine months ended September 30, 2026	For the nine months ended September 30, 2025
INVESTMENT INCOME
Interest income	$44,404,455	$45,480,417
Dividend income	44,225	53,696
Other income	558,843	54,420
Total Investment Income	45,007,523	45,588,533

EXPENSES
Interest expense	4,439,025	8,361,963
Management fees	3,500,022	4,888,881
Interest expenses on investments sold under participation agreements	1,369,558	—
Administration fees	530,585	762,330
Professional fees	493,141	664,915
Trustees’ fees	193,671	191,250
Tax expense	101,268	75,000
Deferred tax expense	29,595	—
Other expenses	593,419	493,591
Commission expense	—	1,011,331
Total Expenses	11,250,284	16,449,261

NET INVESTMENT INCOME	33,757,239	29,139,272

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(17,243,768)	(1,835,091)
Net realized gain (loss) on forward contracts	10,014	—
Net realized gain (loss) on foreign currency	(6,503)	—
Net change in unrealized appreciation (depreciation) on investments	(15,984,616)	(9,788,223)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,657,855	(4,110,199)
Net change in unrealized appreciation (depreciation) on forward currency contracts	10,513	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,556,505)	(15,733,513)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Convertible Perpetual Preferred Shares	(85,870)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,114,864	$13,405,759

Note: The above Consolidated Statement of Operations represents the nine months ended September 30, 2026 and the nine months ended September 30, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statement of Changes in Net Assets
(expressed in US dollars, except share amounts)
(Unaudited)

	For the nine months ended September 30, 2026	For the year ended December 31, 2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$33,757,239	$37,587,680
Net realized gain (loss) on investments	(17,243,768)	(9,548,811)
Net realized gain (loss) on forward contracts	10,014	—
Net realized gain (loss) on foreign currency	(6,503)	—
Net change in unrealized appreciation (depreciation) on investments	(15,984,616)	(25,378,396)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,657,855	(3,818,118)
Net change in unrealized appreciation (depreciation) on forward currency contracts	10,513	—
Total net increase (decrease) in net assets resulting from operations	2,200,734	(1,157,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,427,829)	1,689,785
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	(1,427,829)	1,689,785

COMMON SHARES DISTRIBUTIONS:
Total earnings distributed	(22,850,604)	(44,893,865)
Common share distributions from tax return of capital	—	(4,403,521)
Total common share distribution	(22,850,604)	(49,297,386)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY
Convertible Perpetual Preferred Shares	(85,870)	—

CAPITAL SHARE TRANSACTIONS:
Common shares issued pursuant to the Company’s “at the market” program (Note 6), net of commissions and offering expenses	—	84,016,148
Common shares issued pursuant to the Company’s dividend reinvestment plan	—	5,799,949
Common shares repurchased under the share repurchase program	(4,336,947)	(46,088,324)
Total increase (decrease) in net assets capital share transactions	(4,336,947)	43,727,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,500,516)	(5,037,473)
NET ASSETS AT BEGINNING OF PERIOD	311,953,385	316,990,858
NET ASSETS AT END OF PERIOD	$285,452,869	$311,953,385

CAPITAL SHARE ACTIVITY:
Common shares issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	—	5,553,972
Common shares issued pursuant to the Company’s dividend reinvestment plan	—	416,365
Common shares retired under the share repurchase program	(389,799)	(3,680,262)
Total increase (decrease) in capital share activity	(389,799)	2,290,075

See accompanying notes to the consolidated financial statements

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Statement of Cash Flows
For the nine months ended September 30, 2026
(expressed in US dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$2,200,734
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(170,601,039)
Proceeds from sales of investments and repayment of principal[1]	251,264,611
Net proceeds from investments sold under participation agreements	6,093,066
Payment-in-kind interest	(396,425)
Interest income capitalized upon refinancing	(7,997,812)
Net realized (gain) loss on investments	17,243,768
Net change in unrealized appreciation (depreciation) on investments	15,984,616
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,657,855)
Net change in unrealized appreciation (depreciation) on forward currency contracts	(10,513)
Amortization (accretion) included in interest expense	(21,289)
Amortization (accretion) of premium or discounts on debt securities	(746,590)
Amortization of deferred financing costs	206,066
Change in assets and liabilities:
Interest receivable	(1,780,283)
Prepaid expenses	(335,973)
Due from affiliates	(4,123)
Management fees payable	(862,887)
Interest expense payable	211,427
Professional fees payable	8,569
Administration fees payable	67,736
Deferred tax liability	32,889
Trustees’ fees payable	63,750
Tax expense payable	(20,860)
Due to affiliates	(10,103)
Other expenses payable	(3,188)
Net Cash Provided By (Used In) Operating Activities	108,928,292

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Revolving Credit Facility	82,000,000
Repayments under Revolving Credit Facility	(62,500,000)
Payment for deferred financing costs	(90,000)
Common share distributions paid to shareholders, net of dividends reinvestment plan	(22,850,604)
Repurchase of common shares under the share repurchase program	(4,336,947)
Issuance of Convertible Perpetual Preferred Shares	2,023,747
Issuance of Convertible Perpetual Preferred Shares issued pursuant to the Company’s dividend reinvestment plan	2,526
Redemption of shares of 8.00% Series C Term Preferred Shares due 2029	(104,326,900)
Convertible Perpetual Preferred Shares Distributions	(45,055)
Net Cash Provided By (Used In) Financing Activities	(110,123,233)

NET INCREASE (DECREASE) IN CASH, RESTRICTED CASH, AND CASH EQUIVALENTS	(1,194,941)
CASH, RESTRICTED CASH, AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,503,612
CASH, RESTRICTED CASH, AND CASH EQUIVALENTS, END OF PERIOD	$4,308,671

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$4,235,237
Cash paid for franchise taxes	$120,481
Cash paid for distributions on temporary equity	$23,187

Non-cash activities:
Interest income capitalized upon refinancing	$7,997,812

1Proceeds from sales and repayments of principal includes $11,630,939 of recurring cash flows which are considered return of capital on portfolio investments.

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

1. ORGANIZATION

Eagle Point Income Company (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities. The company also invests in other securities consistent with its investment objectives, including portfolio debt securities, infrastructure credit, regulatory capital relief transactions, asset-backed securities and other credit instruments.

The Company was initially formed on September 28, 2018, and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s common shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

On August 24, 2026, the Company converted from a Delaware corporation to a Delaware statutory trust.

Eagle Point Income Management LLC (the “Adviser”) serves as the investment adviser of the Company and manages the Company’s investments, subject to the supervision of the Company’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company has three wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, Eagle Point Income Company Sub (US) LLC (the “US Subsidiary I”), a Delaware limited liability company and Eagle Point Income Company Sub II (US) LLC (the “US Subsidiary II”), a Delaware limited liability company (together, the “Subsidiaries”). These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts have been eliminated upon consolidation. As of September 30, 2026, the US Subsidiary I, the US Subsidiary II and the Cayman Subsidiary, each represented 0%, 1%, and 0%, respectively, of the Company’s total assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Company’s performance and make operational decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Foreign Currency Transactions

The Company does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency, cash and cash equivalents.

Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the U.S. dollar equivalent of the amounts actually received.

Cash, Cash Equivalents, and Restricted Cash

The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held to manage associated risk.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2026, the Company held no cash equivalents.

Restricted cash represents amounts subject to legal or contractual restrictions imposed by third parties, including limitations on withdrawal or use. These restrictions may require the funds to be used for a specified purpose or limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties in connection with foreign currency contracts to be restricted cash. As of September 30, 2026, the Company held restricted cash of $0.05 million associated with forward currency contracts.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date.

Forward currency contracts are recorded at fair value, with the change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses from the settlement of forward currency contracts are reported on the Consolidated Statement of Operations.

Cash amounts pledged as collateral in connection with forward currency contracts are considered restricted.

Participation Agreements

The Company enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.

For certain participation agreements, the Company records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled “Investments sold under participation agreements, at fair value” in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Company recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms. Unrealized gains and losses on participation liabilities are included in net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations. Realized gains and losses on participation liabilities are included in net realized gain (loss) on investments on the Consolidated Statement of Operations.

For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Company reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Company’s retained economic interest.

The Company retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of September 30, 2026, participation liabilities totaled $5.6 million.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Temporary Equity

The Company’s outstanding “Convertible Perpetual Preferred Shares” (listed below) are accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. The following are the currently offered Convertible Perpetual Preferred Shares of the Company:

•6.00% Series AA Convertible Perpetual Preferred Shares (“Series AA Convertible Perpetual Preferred Shares”)

•6.00% Series AB Convertible Perpetual Preferred Shares (“Series AB Convertible Perpetual Preferred Shares” and collectively with the Series AA Convertible Perpetual Preferred Shares, the “Convertible Perpetual Preferred Shares”)

Deferred issuance costs on the Convertible Perpetual Preferred Shares are amortized using the effective interest method due to the probable likelihood of holder optional or death related redemptions occurring. The Convertible Perpetual Preferred Shares are recorded net of unamortized deferred issuance costs.

Distributions paid and amortization of deferred issuance costs on the preferred shares treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations attributable to common shareholders.

The following table presents the distributions and amortization of deferred issuance cost related to the Convertible Perpetual Preferred Shares for the nine months ended September 30, 2026:

Amounts in millions
Series AA Convertible Perpetual Preferred Shares
Distributions (Including Accrued Distributions)	$0.04
Amortization of Deferred Issuance Costs	$0.05
Total Distributions (Including Accrued Distributions) and Amortization of Deferred Issuance Costs	$0.09

See Note 7 “Preferred Shares” for further discussion relating to the Convertible Perpetual Preferred Shares issuances.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments during the nine months ended September 30, 2026:

•5.00% Series A Term Preferred Shares due 2026 (the “Series A Term Preferred Shares”)

•8.00% Series C Term Preferred Shares due 2029 (“Series C Term Preferred Shares”, and collectively with the Series A Term Preferred Shares the “Preferred Shares”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they occur and to simplify reporting and presentation.

Repurchase of Debt Securities

The Company records any gains resulting from the repurchase of the Preferred Shares at a discount through open market transactions and subsequent redemptions or retirement as a realized gain or loss in the Consolidated Statement of Operations.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on investments in debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. During the nine months ended September 30, 2026, the Company recognized $0.40 million of investment income attributable to PIK interest.

The Company may invest in debt instruments that include a multiple of invested capital (“MOIC”) feature, which entitles the Company to receive at least a specified multiple of the capital it has funded. The MOIC amount is generally payable upon prepayment, repayment at maturity or acceleration of the investment, and is calculated on the capital funded by the Company, less amounts previously received, which may include interest and fees.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

To the extent a MOIC amount is fixed or determinable and payable no later than the contractual maturity of the debt investment, such amount is included in the determination of the investment’s effective yield and is accreted into interest income over the life of the investment using the effective interest method. A MOIC amount that is contingent upon future events is recognized in interest income upon resolution of the contingency. MOIC amounts on debt investments are included in interest income and are not recognized as realized gains.

Certain of the Company’s equity investments contain provisions entitling the Company to a minimum return upon redemption or other exit event. Because these investments are equity securities rather than debt securities or beneficial interests, the effective interest method does not apply, and the minimum return is not accreted into income. Such investments are carried at fair value, and the minimum return is treated as a gain contingency in accordance with ASC 450-30. Any amount received in excess of the investment’s cost basis is recognized as a realized gain upon redemption or other exit event.

During the nine months ended September 30, 2026, certain of the Company’s debt investments were refinanced, resulting in $8.00 million of earned but uncollected MOIC amounts being capitalized into the cost basis of the refinanced investments through non-cash transactions.

Investment income from investments in the equity tranche securities of CLO, collateralized fund obligations (“CFO”), rated feeder funds, asset backed securities and certain other investments (such as fee rebates) is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yields at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements, commitment fee income relating to securities paying a commitment fee on unfunded investment commitments, and other fees earned in connection with investment-related activities. Such fees are recognized when the Company becomes contractually entitled to receive payment.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Offering Expenses

Offering expenses associated with the issuance of the Company’s common shares, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Interest Expense

Interest expense includes the distributions paid on the Preferred Shares, amounts due under the CNBF Revolving Credit Facility (refer to Note 10 “Revolving Credit Facilities”) and deferred financing costs. Interest expense also includes the amortization of issuance premiums and discounts associated with its Preferred Shares.

Deferred financing costs consist of fees and expenses incurred in connection with the CNBF Revolving Credit Facility. Deferred financing costs are capitalized and amortized over the term of the CNBF Revolving Credit Facility and are reflected either in borrowings under the credit facility when borrowings are outstanding or as a separate asset on the Consolidated Statement of Assets and Liabilities (if any). Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method.

The following table summarizes the components of interest expense for the nine months ended September 30, 2026:

Amounts in millions
	Series A Term Preferred Shares	Series C Term Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$1.43	$2.22	$—	$3.65
Interest expense on revolving credit facility	—	—	0.81	0.81
Amortization of issuance (premium) discount	—	(0.02)	—	(0.02)
Total Interest Expense	$1.43	$2.20	$0.81	$4.44

See Note 7 “Preferred Shares” and Note 10 “Revolving Credit Facilities” for further discussion relating to the Preferred Shares and CNBF Revolving Credit Facility, respectively.

Issuance Premiums and Discounts

Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Shares as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Preferred Shares. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred. Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Common Share Repurchase Program

The Company accounts for repurchases of its common shares based on settlement date. As of September 30, 2026, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 6 “Common Shares” for further discussion on the repurchase of common shares.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company has adopted December 31st as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Amounts in millions
Cost for federal income tax purposes	$380.10
Gross unrealized appreciation	$2.15
Gross unrealized depreciation	$(50.53)
Net unrealized depreciation	$(48.38)

For the nine months ended September 30, 2026, the Company incurred $0.10 million of Delaware franchise tax expense related to the 2026 tax year.

The US Subsidiary I and US Subsidiary II have elected to be treated as a corporation for U.S. tax purposes. As such, the subsidiaries may be subject to federal, state and local tax in jurisdictions where they operate or are deemed to operate. The US Subsidiary I has recorded a deferred tax liability of $0.03 million as of September 30, 2026, all of which was incurred in the nine months ended September 30, 2026. The US Subsidiary II has recorded a deferred tax liability of $0.06 million as of September 30, 2026.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Distributions to Shareholders

The composition of distributions paid to common shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to common shareholders are recorded as a liability on ex-dividend date. Common shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in common shares of the Company as of the payment date pursuant to the DRIP. Common shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common shareholders, as set forth in the Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the nine months ended September 30, 2026 on common shares and preferred shares with record dates during 2026:

	Distributions per Share	Distribution Amount (in millions)
Common Shares	$0.99	$22.85
Series A Term Preferred Shares	0.94	1.43
Series C Term Preferred Shares	0.53	2.22
Series AA Convertible Perpetual Preferred Shares	0.60	0.04

3. VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of September 30, 2026:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
Collateralized Loan Obligation Debt	$—	$179.44	$—	$179.44
Collateralized Loan Obligation Equity	—	—	56.80	56.80
Loans and Notes	—	—	47.59	47.59
Collateralized Fund Obligation Equity	—	—	10.52	10.52
Asset Backed Securities	—	21.71	—	21.71
Equity Securities	—	—	5.01	5.01
Preferred Stock	—	—	4.35	4.35
Regulatory Capital Relief Securities	—	—	4.17	4.17
Rated Feeder Fund Equity	—	—	1.09	1.09
Warrants	—	—	0.56	0.56
Royalties	—	—	0.49	0.49
Total Investments at Fair Value[1]	$—	$201.15	$130.58	$331.73

Derivative instruments
Forward currency contracts	—	0.09	—	0.09
Total Derivative Instruments[1]	$—	$0.09	$—	$0.09

Total Assets at Fair Value[1]	$—	$201.24	$130.58	$331.82

Liabilities at Fair Value
Term Preferred Shares at Fair Value
Series A Term Preferred Shares	$38.01	$—	$—	$38.01
Total Term Preferred Shares[1]	$38.01	$—	$—	$38.01

Unfunded Investment Commitments
Unfunded liabilities, at fair value	—	—	0.01	0.01
Total Unfunded Investment Commitments[1]	$—	$—	$0.01	$0.01

Derivative instruments
Forward currency contracts	—	0.08	—	0.08
Total Derivative Instruments[1]	$—	$0.08	$—	$0.08

Total Liabilities at Fair Value[1]	$38.01	$0.08	$0.01	$38.10

1Amounts may not foot due to rounding.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2026:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average[1]
CLO Equity	$56.80	Independent Pricing Service[2]	Mid Price	0.02% - 67.60% / 43.97%
Loans and Notes	41.38	Discounted Cash Flow Model	Discount Rate	14.37% - 40.89% / 21.00%
Loans and Notes	6.21	Transaction Cost	N/A	N/A
CFO Equity	10.52	Discounted Cash Flow Model	Discount Rate	19.93% - 36.07% / 27.94%
Preferred Stock	0.81	Discounted Cash Flow Model	Discount Rate[3]	17.82%
Preferred Stock	0.15	FINCAD Convertible Model	Discount Rate[3] Volatility[3] Share Price[3] Time to Expiry (in years)[3] Risk-free Rate[3]	18.86% 40% $10.43 5.23 4.99%
Preferred Stock	1.30	Guideline Public Company	Next Fiscal Year Revenue multiple Next Fiscal Year Adj EBITDA multiple Volatility[3] Time to Expiry (in years)[3] Risk-free Rate[3]	1.08x 8.50x 60% 5.00 4.80%
Preferred Stock	2.09	Transaction Cost	N/A	N/A
Regulatory Capital Relief Securities	4.17	Discounted Cash Flow Model	Discount Rate Constant Default Rate Constant Prepayment Rate Loss Severity	10.12% - 13.24% / 11.43% 1.00% - 1.17% / 1.07% 0.00% - 21.00% / 12.20% 17.98% - 55.00% / 39.48%
Warrants	0.43	Guideline Public Company	Next Fiscal Year Revenue multiple Next Fiscal Year Adj EBITDA multiple Volatility[3] Time to Expiry (in years)[3] Risk-free Rate[3]	1.08x 8.50x 60% 5.00 4.80%
Warrants	0.02	Scenario Analysis	Probability Percentage Risk Free Rate	1.00% - 2.00% 4.40%
Warrants	0.11	Waterfall, Guideline Public Company	Share price[3]	$10.43
Rated Feeder Fund Equity	1.09	Discounted Cash Flow Model	Discount Rate[3]	23.16%
Royalties	0.49	Discounted Cash Flow Model	Discount Rate[3]	18.25%
Equity Securities	4.96	Discounted Cash Flow Model	Discount Rate	21.25%
Equity Securities	0.05	Waterfall, Guideline Public Company Method	Share price[3]	$10.43
Total Fair Value of Level III Investments[4]	$130.58

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

1Weighted average calculations are based on the fair value of investments.

2The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

3Range not shown as only one position is included in category.

4Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

•Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the nine months ended September 30, 2026:

Change in Investments Classified as Level III (in millions)
	CLO Equity	Loans and Notes	CFO Equity	Preferred Stock	Regulatory Capital Relief Securities	Rated Feeder Fund Equity	Warrants	Royalties	Equity Securities	Total
Balance as of January 1, 2026	$106.16	$19.19	$14.17	$0.93	$—	$0.37	$0.10	$—	$—	$140.92
Purchase of investments	0.60	57.42	1.28	3.89	4.66	0.80	0.51	0.46	4.82	74.44
Proceeds from sales or maturity of investments[1]	(29.57)	(36.54)	—	(0.49)	(0.51)	—	—	—	—	(67.11)
Interest income capitalized upon refinancing	—	8.00	—	—	—	—	—	—	—	8.00
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(20.39)	(0.48)	(4.93)	0.02	0.02	(0.08)	(0.05)	0.03	0.19	(25.67)
Balance as of September 30, 2026[2,3]	$56.80	$47.59	$10.52	$4.35	$4.17	$1.09	$0.56	$0.49	$5.01	$130.58
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2026	$(3.33)	$(0.71)	$(4.93)	$0.04	$0.02	$(0.08)	$(0.05)	$0.03	$0.19	$(8.82)

1Proceeds from sales or maturity of investments include return of capital on portfolio investments from recurring cash flows.

2There were no transfers in or out of Level III during the period.

3Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation or depreciation on investments balance in the Consolidated Statement of Operations.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on an at least monthly basis.

Valuation of CLO Investments and Traded Asset-Backed Securities

The Company’s investments in CLO debt, CLO equity and traded asset-backed securities are generally valued using evaluated prices from an independent pricing service. The pricing service’s methodology incorporates, as applicable, trustee reports, executable bids, broker quotes and transaction activity in comparable securities. CLO equity is generally categorized as Level III. CLO debt and traded asset-backed securities are generally categorized as Level II.

Valuation of Structured Credit and Fund Finance Investments

The Company’s investments in CFO equity, rated feeder fund equity, private asset-backed securities and regulatory capital relief securities are generally valued by an independent valuation agent using the income approach, which projects the underlying cash flows and discounts them at a market-based rate. Cash flow projections also reflect assumed defaults, losses and timing in the underlying collateral where appropriate. These investments are generally categorized as Level III.

Valuation of Private Credit Investments

The Company’s investments in loans and notes, equipment financing, royalties and other private credit investments are generally valued by an independent valuation agent using the income approach, which projects the underlying cash flows and discounts them at a market-based rate. The valuation agent may also weigh multiple scenarios, such as refinancing, extension or recovery outcomes, rather than relying on a single case. These investments are generally categorized as Level III.

Valuation of Equity and Equity-Linked Investments

The Company’s investments in private equity, preferred stock and warrants are generally valued by an independent valuation agent using market or income approaches, including option pricing models for warrants and convertible preferred stock. These investments are generally categorized as Level III. Investments traded on a national securities exchange are valued at their last reported closing price and categorized as Level I.

Valuation of Term Preferred Shares

The Term Preferred Shares are classified as Level I within the fair value hierarchy and are valued at their official closing price, as reported by the NYSE.

Valuation Oversight

Independent valuation agents provide valuation ranges and supporting reports for the investments they value. The Adviser’s Risk and Valuation Team, which operates independently of the investment team, reviews these valuations for reasonableness and consistency, taking into account, among other factors, relevant market data, comparable investments, broker quotations and investment-specific information. The Risk and Valuation Team may recommend adjustments based on its review and communicate those recommendations to the applicable valuation agent for consideration.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Between valuation dates, the independent valuation agents and the Risk and Valuation Team monitor market movements and other developments that may affect investment valuations. As part of this process, the Risk and Valuation Team reviews investment prices daily and monitors investment-specific developments, including financial performance, compliance reporting, payment activity and credit rating changes. Significant market movements or other material developments, such as changes in pricing sources, may result in interim valuation updates. Pricing service prices are also evaluated against objective measures, including moves in relevant market benchmarks, comparable securities and broker quotations. Prices that fall outside set tolerances on these measures are reviewed, with any proposed changes submitted to the pricing service.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Risks of Default on Underlying Assets

A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Company’s portfolio. A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset. Any defaults and losses will have a negative impact on the fair value of the Company’s investments and will reduce the cash flows that the Company receives from its investments.

Key Personnel Risk

The Adviser manages the Company’s investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Conflicts of Interest Risk

The Company’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Adviser’s Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to the Company’s and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Senior Investment Team is engaged in other business activities which divert their time and attention from the Company. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities and certain other credit assets in which the Company invests is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. An increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Regulatory Capital Relief Investments Risk

Regulatory capital relief investments are credit risk transfers (“CRTs”) or significant risk transfers (“SRTs”). These transactions enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Company, in order to obtain regulatory capital relief, risk limit relief, and/or credit risk hedging with respect to the reference assets. Under these transactions, a third-party investor (e.g., the Company), agrees to absorb losses on a designated loan portfolio in exchange for a protection payment. By transferring the risk of credit losses from these assets away from a bank’s balance sheet, the bank can reduce the amount of regulatory capital it is required to hold against the reference assets without having to take actions such as selling assets or raising equity capital. Under any such trades into which the Company enters, the Company will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default, which may be more likely if there is a general deterioration in credit markets, the principal of the Company’s

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

credit-linked notes will be used to cover the losses. There may be a risk that the international regulatory framework for banks (known as “Basel III”) of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and/or may force banks to unwind some or all existing transactions.

Infrastructure Sector Risk

Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure; (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Company. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, increasing the risk of default of the Company’s debt investments in Infrastructure Assets and causing the value of any related equity investments to decline. This could have a material adverse effect on the Company’s performance.

Asset-Based Finance Investments Risk

The Company may invest in asset-based finance (“ABF”) investments, which are credit instruments in which repayment is supported by cash flows generated by a defined pool of financial or operating assets rather than the general credit of a corporate borrower. ABF investments may include, among others, loans, notes, receivables, leases, and other structured credit instruments backed by assets such as equipment, vehicles, inventory, intellectual property, payment streams, contractual receivables, or other assets. These investments may be originated directly or acquired through secondary transactions and may be held in various forms, including whole loans, loan participations, asset-backed securities, or other structured instruments. The value of ABF investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. ABF investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Company may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with ABF investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment, and broader economic and market conditions. These factors may reduce the Company’s returns or result in losses.

Investments in Secured Debt

The assets of the portfolio of the Company may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the Company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Company’s collateral would adversely affect the priority of the liens and claims held by the Company and could adversely affect the Company’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s shareholders, and the amount of income available for payment of the Company’s other liabilities.

Risks of Investing in the Convertible Perpetual Preferred Shares

The price of the Company’s common shares on the NYSE constantly fluctuates. Because the Convertible Perpetual Preferred Shares are convertible into the Company’s common shares based on a conversion price, which in turn is based on the price of the Company’s common shares, volatility or declining prices for the Company’s common shares during the period used to determine the conversion price or during the period between when a holder delivers a notice of conversion and the date shares delivered as settlement on conversion (which settlement may be in cash, the Company’s common shares or a combination thereof) are actually received by the holder could result in a holder receiving such shares at a time when the trading price thereof is significantly lower than the trading price of the Company’s common shares was at the time such holder delivered such notice of conversion. Such volatility or declining prices could also have a similar effect on the value of the Convertible Perpetual Preferred Shares or the trading price thereof, when and if the Convertible Perpetual Preferred Shares are listed on a national securities exchange.

The price of the Company’s common shares may fluctuate as a result of a variety of factors, many of which are beyond the Company’s control and may not be directly related to the Company’s ongoing performance. The factors include, but are not limited to: price and volume fluctuations in the overall stock market from time to time; investor demand for the Company’s common shares; significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in the Company’s sector, which are not necessarily related to the operating performance of these companies; changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies; the Company’s failure to qualify as a RIC or the loss of RIC status; any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts; changes, or perceived changes, in the value of the Company’s portfolio investments; departures of any members of the Adviser’s Senior Investment Team; operating performance of companies comparable to the Company; or general economic conditions and trends and other external factors.

The Company intends to settle conversions by paying or delivering, as applicable, cash, the Company’s common shares or a combination thereof on or about the second business day following the applicable Conversion Date (as defined in the prospectus supplement relating to the Convertible Perpetual Preferred Shares), including by making the Company’s common shares available to an investor’s stated intermediary or broker. However, such intermediary or broker may fail to take immediate action with respect to the Company’s delivery of such shares, including by not immediately delivering such

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

shares to the investor’s account. Accordingly, the timing of the final delivery of such shares to the investor’s account is not within the Company’s control.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Company to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Company, and the issuers in which the Company invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4. DERIVATIVE CONTRACTS

Forward Currency Contracts

The Company enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Warrants

The Company may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Company with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Company could potentially lose its entire investment in a warrant.

The Company is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Company from counterparty risk is limited to the fair value of the contracts.

Volume of Derivative Activities

The Company considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the nine months ended September 30, 2026:

Amounts in millions
	Notional amounts
Primary Underlying Risk	Long Exposure	Short exposure
Foreign Exchange Risk
Forward Currency Contracts	$5.12	$3.96
Equity Price Risk
Warrants[1]	$0.56	—

1Notional amounts presented for warrants are based on the fair value of warrants at September 30, 2026

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of September 30, 2026. Balances are presented on a gross basis, prior to the application of counterparty and collateral netting. Additionally, the table identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the nine months ended September 30, 2026:

Amounts in millions
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$0.09	$(0.08)	$0.01	$0.01
Warrants	$0.56	$—	$—	$(0.05)

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts, by counterparty, as reported in the Consolidated Statement of Assets and Liabilities as of September 30, 2026:

Amounts in millions
	Presented on the Consolidated Statement of Assets and Liabilities			Collateral (Received) Pledged
Type of Contracts	Derivative Assets	Derivative Liabilities	Net Amount		Aggregate Counterparty Exposure
Counterparty 1	$0.09	$(0.08)	$0.01	$0.05	$0.06

5. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee for its services.

Management Fee

The management fee is calculated at an annual rate equal to 1.25% of the Company’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the nine months ended September 30, 2026, the Company incurred a management fee of $3.50 million, with a payable balance of $0.73 million as of September 30, 2026.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Administration Agreement

On October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties, and providing other administrative services as the Company may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.

For the nine months ended September 30, 2026, the Company was charged a total of $0.53 million in administration fees, consisting of approximately $0.32 million and $0.19 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which $0.14 million was payable as of September 30, 2026.

Affiliated Ownership

The Adviser and senior investment team held an aggregate of 0.2% of the Company’s common shares and 0.1% of the Series A Term Preferred Shares as of September 30, 2026. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of September 30, 2026, subsidiaries of Enstar held an aggregate of 16.6% of the Company’s common shares.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company operated under exemptive relief from a previous order issued on March 17, 2015.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Dealer Manager Agreement

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell its common shares and Preferred Shares from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the nine months ended September 30, 2026, the Company did not incur commissions under the ATM Dealer Manager Agreement.

On March 9, 2026, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with the Dealer Manager, with respect to the offering of the Company’s Convertible Perpetual Preferred Shares. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Convertible Perpetual Preferred Shares on a best-efforts basis, subject to various conditions. The Convertible Perpetual Preferred Shares are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Shares Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Shares Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Shares sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Shares Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Shares and Series AB Convertible Perpetual Preferred Shares sold. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Shares to customers. For the nine months ended September 30, 2026, the Company incurred $0.04 million in commissions under the Dealer Manager Agreement.

6. COMMON SHARES

As of September 30, 2026, an unlimited number of common shares were authorized, of which 23,043,757 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common shares.

For the nine months ended September 30, 2026, there were no common shares issuances in connection with the ATM offerings and DRIP.

On June 9, 2025, the Board authorized a program to repurchase the Company’s common shares in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until March 30, 2027, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s share price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common shares. As of September 30, 2026, the Board has authorized the repurchase of up to $60 million of the Company’s common shares.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

The following table summarizes the activity under the Share Repurchase Program for the nine months ended September 30, 2026:

Shares Repurchased	Average Price Paid per Share	Aggregate Cost (including commissions) (in millions)
389,799	$11.12	$4.33

All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding.

7. PREFERRED SHARES

As of September 30, 2026, the following preferred shares were issued and outstanding:

	Mandatorily Redeemable Preferred Shares	Convertible Perpetual Preferred Shares
	Series A Term Preferred Shares	Series AA Convertible Perpetual Preferred Shares
Shares Issued and Outstanding	1,521,649	88,095

Except as otherwise stated in the 1940 Act or the Company’s Declaration of Trust, each holder of a Preferred Share is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Company’s shareholders. The Company’s preferred and common shareholders vote together as a single class on all matters submitted to the Company’s shareholders, except that the Company’s preferred shareholders have the right to elect two trustees at all times. The remaining members of the Board are elected jointly by the Company’s preferred and common shareholders, voting as a single class. Under the terms of the Company’s CNBF Revolving Credit Facility (described under Note 10, below), the Company cannot optionally redeem any shares of its Preferred Shares prior to the CNBF Revolving Credit Facility scheduled maturity date and cannot make any distributions or other payments on the Preferred Shares during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

The Company redeemed all outstanding shares of the Series C Term Preferred Shares on April 6, 2026, at a redemption price of $25 per share, which totaled $104.3 million.

Mandatorily Redeemable Preferred Shares

The Company has accounted for its Preferred Shares as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Shares issuances. Accordingly, the Preferred Shares are reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

The following table summarizes certain information as of and for the nine months ended September 30, 2026 pertaining to the Company’s Preferred Shares:

Amounts in millions
			Change in fair value due to:
Security	Maturity Date[1]	Callable Date[2]	Market Risk[3]	Instrument-Specific Credit Risk[4]
Series A Term Preferred Shares	October 30, 2026	Callable	$(0.68)	$0.11
Series C Term Preferred Shares	April 30, 2029	April 3, 2026	2.33	(1.54)
Total			$1.65	$(1.43)

1The date which the Company is required to redeem all outstanding shares of the Preferred Shares, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.

2The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Shares in whole or in part from time to time.

3For the nine months ended September 30, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

4For the nine months ended September 30, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Convertible Perpetual Preferred Shares

Pursuant to a prospectus supplement filed with the SEC on March 9, 2026, the Company launched an offering to sell up to 4 million shares of Convertible Perpetual Preferred Shares with an aggregate liquidation preference of up to $100 million.

The Company has accounted for its Convertible Perpetual Preferred Shares as temporary equity under ASC 480. Accordingly, the Convertible Perpetual Preferred Shares are reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference, net of unamortized deferred issuance costs.

The following table summarizes certain information as of September 30, 2026 pertaining to the Convertible Perpetual Preferred Shares:

Amounts in millions
Security	Maturity Date[1]	Callable Date[2]	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series AA Convertible Perpetual Preferred Shares	Perpetual	2 Years After Issuance	$2.2	$(0.1)	$2.1

1The Convertible Perpetual Preferred Shares do not have a stated maturity date.

2The date which the Company may, at its option, redeem the outstanding shares of the Convertible Perpetual Preferred Shares in whole or in part from time to time. At any time on or after two years a share of Convertible Perpetual Preferred Shares has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Shares Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common shares over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

The Convertible Perpetual Preferred Shares is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Convertible Perpetual Preferred Shares and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Convertible Perpetual Preferred Shares becomes redeemable in the future.

Series AA Convertible Perpetual Preferred Shares shareholders may elect to convert their shares of Convertible Perpetual Preferred Shares at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Shares shareholders may elect to convert their shares of Convertible Perpetual Preferred Shares at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned distributions in the first year of ownership.

The Company may elect to settle the Convertible Perpetual Preferred Shares shareholder optional conversions in either cash or shares at the Conversion Price.

The Company issued 88,095 shares of the Series AA Convertible Perpetual Preferred Shares for net proceeds to the Company of $2.0 million, inclusive of shares issued under the Company’s Convertible Perpetual Preferred Shares distribution reinvestment plan.

See Note 2 “Summary of Significant Accounting Policies, Temporary Equity,” for additional information relating to the outstanding Convertible Perpetual Preferred Shares.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched an ATM offering to allow the Company to sell up to 2 million shares of Series C Term Preferred Shares, exclusive of any shares previously sold to the relevant sales agreement.

For the nine months ended September 30, 2026, the Company had no sales in connection with the ATM offerings.

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Shares through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Shares repurchases may be material and may continue through year-end 2026; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Shares repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Shares would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Shares for the nine months ended September 30, 2026.

See Note 11 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Shares.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

8. COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2026, the Company had total unfunded investment commitments of $41.52 million arising from loans and notes, CFO equity, preferred stock and rated feeder fund equity investments. As of September 30, 2026, the Company had recorded $0.01 million in liabilities at fair value for these unfunded investment commitments.

9. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

10. REVOLVING CREDIT FACILITIES

On November 14, 2025 the Company entered into a credit agreement with City National Bank of Florida (“CNBF”), as lender, that established a revolving credit agreement (the “CNBF Revolving Credit Facility”). Pursuant to the terms of the CNBF Revolving Credit Facility, the Company could borrow up to an aggregate principal balance of $50.0 million (the “Commitment Amount”). The CNBF Revolving Credit Facility is collateralized by the investments held by the Company. The Company has granted a security interest in certain assets to CNBF, as lender. Such borrowings under the CNBF Revolving Credit Facility bear interest at Term SOFR plus a spread.

The CNBF Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facilities or (ii) the scheduled maturity date of November 14, 2028. The Company has the option to extend the maturity from time to time in accordance with the CNBF Revolving Credit Facility agreement.

As of September 30, 2026, the Company had $19.50 million of borrowings outstanding under the CNBF Revolving Credit Facility, which is presented net of unamortized deferred financing costs of $0.54 million in the Consolidated Statement of Assets and Liabilities. For the nine months ended September 30, 2026, the average outstanding balance and weighted average interest rate were $12.59 million and 6.3%, respectively. For the nine months ending September 30, 2026, the Company incurred $0.6 million of interest expense.

See Note 11 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the CNBF Revolving Credit Agreement.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

11. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Shares, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the CNBF Revolving Credit Agreement or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facilities require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Company to redeem shares of the Preferred Shares, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Shares and CNBF Revolving Credit Agreement as of September 30, 2026, and as of December 31, 2025:

	As of September 30, 2026	As of December 31, 2025
Total Assets	$351.57	$458.54
Less liabilities and debts not represented by senior securities	(7.08)	(3.99)
Net total assets and liabilities	$344.49	$454.54

Preferred Shares[3]	$40.24	$142.37
Principal amount outstanding under the CNBF Revolving Credit Facility	19.50	—
Total senior securities	$59.74	$142.37

Asset coverage for senior securities[1]	577%	319%
Asset coverage for Revolving Credit Facility[2,3]	1767%	N/A

1Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.

2Asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

3Amounts are based on outstanding principal balances as of the dates presented.

Eagle Point Income Company and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2026
(Unaudited)

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

12. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2025. The Company evaluated the disclosure requirements of ASU 2023-09 and determined that the standard did not have a material effect on the Company’s income tax disclosures or overall financial statements; therefore, no additional disclosures were required upon adoption.

13. SUBSEQUENT EVENTS

The Company redeemed all outstanding shares of the Series A Term Preferred Shares on October 30, 2026, at a redemption price of $25 per share.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2026 was between $11.92 and $12.02.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the nine months ended September 30, 2026	For the year ended December 31, 2025		For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022
Net asset value at beginning of period	$13.31		$14.99	$14.39	$12.91	$16.76
Net investment income, before fee waivers and expenses reimbursed[1,2]	1.46		1.51	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser[1]	—		—	—	—	—
Expenses reimbursed by the Adviser[1]	—		—	—	—	—
Administration fee voluntarily waived by the Administrator[1]	—		—	—	—	—
Net investment income	1.46		1.51	1.89	1.90	1.64
Convertible Perpetual Preferred Shares Distributions[2]	(0.00)		—	—	—	—
Convertible Perpetual Preferred Shares distributions and amortization of offering costs[2]	(0.00)		—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[1,3]	(1.44)		(1.45)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	0.07		(0.15)	(0.01)	(0.14)	0.53
Net income (loss) and net increase (decrease) in net assets resulting from operations	0.09		(0.09)	2.81	3.08	(2.28)
Common share distributions from net investment income[4]	(0.99)		(1.80)	(2.40)	(1.98)	(1.53)
Common share distributions from net realized gains on investments[4]	—		—	—	—	—
Common share distributions from tax return of capital[4]	—		(0.18)	—	—	—
Total common share distributions declared to shareholders[4]	(0.99)		(1.98)	(2.40)	(1.98)	(1.53)
Common share distributions based on weighted average shares impact[5]	(0.00)		0.00	0.02	—	—
Total common share distributions	(0.99)		(1.98)	(2.38)	(1.98)	(1.53)
Effect of other comprehensive income	(0.06)		0.07	(0.05)	0.25	(0.15)
Effect of shares issued[6]	—		0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated with shares issued[6]	—		(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued[7]	—		—	—	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—		—	—	—	—
Effect of shares repurchased	0.04		0.22	—	—	—
Effect of paid-in capital contribution[8]	—		—	—	—	—
Net effect of shares issued	0.04		0.32	0.22	0.13	0.11
Net asset value at end of period	$12.39		$13.31	$14.99	$14.39	$12.91
Per share market value at beginning of period[9]	$11.41		$15.54	$14.57	$13.87	$17.03
Per share market value at end of period	$9.24		$11.41	$15.54	$14.57	$13.87
Total return, based on market value[10]	(10.66%)		(15.15%)	24.80%	21.37%	(8.67%)
Common shares outstanding at end of period	23,043,757		23,433,556	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period	$285,452,869		$311,953,385	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets[11,13]	15.65%		10.63%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets[11,12,13]	5.21%		6.36%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets[11,12,13]	N/A		N/A	N/A	N/A	N/A
Portfolio turnover rate[14]	47.38%		47.47%	31.88%	3.18%	6.32%
Asset coverage for senior securities	577%		319%	336%	279%	313%
Asset coverage for Revolving Credit Facility	1767%		N/A	22429%	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,500,000		$—	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period[15]	$17,666.17	$	NM	$224,291.50	$16,681.46	$16,296.64

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018
Net asset value at beginning of period	$16.89	$19.34	$18.28	$20.00
Net investment income, before fee waivers and expenses reimbursed[1,2]	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser[1]	—	—	0.08	0.05
Expenses reimbursed by the Adviser[1]	—	—	0.06	0.20
Administration fee voluntarily waived by the Administrator[1]	—	—	0.03	—
Net investment income	0.98	1.27	1.32	0.35
Convertible Perpetual Preferred Shares Distributions[2]	—	—	—	—
Convertible Perpetual Preferred Shares distributions and amortization of offering costs[2]	—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[1,3]	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)
Common share distributions from net investment income[4]	(1.33)	(1.32)	(0.69)	(0.35)
Common share distributions from net realized gains on investments[4]	—	—	—	—
Common share distributions from tax return of capital[4]	—	(0.18)	—	—
Total common share distributions declared to shareholders[4]	(1.33)	(1.50)	(0.69)	(0.35)
Common share distributions based on weighted average shares impact[5]	(0.02)	—	(0.15)	—
Total common share distributions	(1.35)	(1.50)	(0.84)	(0.35)
Effect of other comprehensive income	(0.13)
Effect of shares issued[6]	0.10	—	(0.19)	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued[6]	(0.10)	(0.01)	—	—
Effect of offering expenses associated with shares issued[7]	—	—	(0.12)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of shares repurchased	—	—	—	—
Effect of paid-in capital contribution[8]	—	—	0.19	—
Net effect of shares issued	—	(0.01)	(0.12)	—
Net asset value at end of period	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period[9]	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.03	$14.41	$18.76	N/A
Total return, based on market value[10]	26.55%	(14.07%)	(2.27%)	N/A
Common shares outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets[11,13]	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets[11,12,13]	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets[11,12,13]	N/A	N/A	1.89%	0.00%
Portfolio turnover rate[14]	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	$14,815,000	$13,743,000	$—
Asset coverage per $1,000 at end of period[15]	$8,732.75	$7,960.52	$9,470.38	$—

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Footnotes to the Financial Highlights:

1Per share amounts are based on the weighted average of shares of common shares outstanding for the period.

2Per share distributions paid to the Preferred Share shareholders are reflected in net investment income, and totaled $(0.16), ($0.47), ($0.46), ($0.33), ($0.27) and ($0.05) per common share for the nine months ended September 30, 2026, and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

3Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common shares in relation to fluctuating market values for the portfolio.

4The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

5Represents the difference between the per share amount distributed to common shareholders of record and the per share amount distributed based on the weighted average of common shares outstanding for the period.

6Represents the effect per share of the Company’s issuance of shares of common shares pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

7Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

8Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

9Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

10Total return based on market value is calculated assuming shares of the Company’s common shares were purchased at the market price as of the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

11Ratios for the nine months ended September 30, 2026 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

12Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

13Ratios for the nine months ended September 30, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.37%, 0.08%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the nine months ended September 30, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Shares, Series B Term Preferred Shares, and Series C Term Preferred Shares of 1.68%, 3.35%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

14The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

15The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

September 30, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company

Eagle Point Income Company and Subsidiaries
Supplemental Information
(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[1]	Involuntary Liquidating Preference Per Unit[2]	Average Market Value Per Unit[3]

For the nine months ended September 30, 2026
Preferred Shares	$40,243,604	$144.15	$25.00	$24.97
Revolving Credit Facility (CNBF)	$19,500,000	$17,666.17	N/A	N/A

For the year ended December 31, 2025
Preferred Shares	$142,368,125	$79.83	$25.00	$24.82
Revolving Credit Facility (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2024
Preferred Shares	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Shares	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Shares	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Shares	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

1The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facilities in accordance with Section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

2The involuntary liquidating preference per unit is the amount to which a share of Preferred Shares would be entitled in preference to any security junior to it upon an involuntary liquidation of the Company.

3The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of the Preferred Shares (NYSE: EICA, EICB, EICC; Unlisted: EIC AA) for each day during the years for which each applicable security was outstanding.

Eagle Point Income Company

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8560

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Shareholder Servicing Agent for Common Shares and Series A Preferred Shares

Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937-5449

Transfer Agent, Registrar, Dividend Disbursement and Shareholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Shares

Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373-6374

www.EaglePointIncome.com

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Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC